UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21609

Western Asset Variable Rate Strategic Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, N.Y. 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: September 30

Date of reporting period: December 31, 2013

ITEM 1.	SCHEDULE OF INVESTMENTS.

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

FORM N-Q

DECEMBER 31, 2013

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

Schedule of investments (unaudited)	December 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
CORPORATE BONDS & NOTES - 33.9%
CONSUMER DISCRETIONARY - 3.7%
Automobiles - 1.0%
Ford Motor Credit Co., LLC, Senior Notes	2.750%	5/15/15	590,000	$605,450
Ford Motor Credit Co., LLC, Senior Notes	5.875%	8/2/21	250,000	283,868
General Motors Co., Senior Notes	3.500%	10/2/18	400,000	411,000	(a)

Total Automobiles				1,300,318

Consumer Finance - 0.2%
Abbey National Treasury Services PLC, Senior Notes	1.818%	4/25/14	180,000	180,805	(b)

Diversified Consumer Services - 0.0%
Service Corp. International, Senior Notes	7.625%	10/1/18	30,000	34,650

Hotels, Restaurants & Leisure - 0.5%
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	175,000	178,500
Choctaw Resort Development Enterprise, Senior Notes	7.250%	11/15/19	218,000	214,185	(a)
MGM Resorts International, Senior Notes	7.625%	1/15/17	230,000	262,775
Snoqualmie Entertainment Authority, Senior Secured Notes	4.147%	2/1/14	10,000	9,950	(a)(b)

Total Hotels, Restaurants & Leisure				665,410

Household Durables - 0.0%
Newell Rubbermaid Inc., Senior Notes	2.000%	6/15/15	40,000	40,529

Media - 1.7%
21st Century Fox America Inc., Notes	5.300%	12/15/14	200,000	208,893
Comcast Corp., Senior Notes	6.500%	1/15/17	400,000	458,560
DISH DBS Corp., Senior Notes	6.750%	6/1/21	400,000	426,000
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	600,000	648,000	(a)
Time Warner Cable Inc., Senior Notes	4.125%	2/15/21	400,000	379,680
UPC Holding BV, Senior Notes	9.875%	4/15/18	30,000	32,250	(a)

Total Media				2,153,383

Specialty Retail - 0.3%
Lowe’s Cos. Inc., Senior Notes	2.125%	4/15/16	300,000	307,877

TOTAL CONSUMER DISCRETIONARY				4,682,972

CONSUMER STAPLES - 1.9%
Beverages - 0.3%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.125%	1/15/15	90,000	93,407
Anheuser-Busch InBev Worldwide Inc., Senior Notes	2.875%	2/15/16	250,000	260,384

Total Beverages				353,791

Food & Staples Retailing - 0.6%
Kroger Co., Notes	3.900%	10/1/15	360,000	379,105
Wal-Mart Stores Inc., Senior Notes	2.800%	4/15/16	300,000	314,387

Total Food & Staples Retailing				693,492

Food Products - 0.2%
Kraft Foods Group Inc., Senior Notes	5.375%	2/10/20	104,000	117,488
Mondelez International Inc., Senior Notes	5.375%	2/10/20	96,000	108,564

Total Food Products				226,052

Tobacco - 0.8%
Altria Group Inc., Senior Notes	9.250%	8/6/19	350,000	461,587
BAT International Finance PLC, Senior Notes	1.400%	6/5/15	600,000	605,260	(a)

Total Tobacco				1,066,847

TOTAL CONSUMER STAPLES				2,340,182

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

Schedule of investments (unaudited) (cont’d)	December 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
ENERGY - 6.2%
Energy Equipment & Services - 0.3%
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	350,000	$360,500

Oil, Gas & Consumable Fuels - 5.9%
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	380,000	436,631
BP Capital Markets PLC, Senior Notes	3.125%	10/1/15	530,000	553,953
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	285,000	330,600
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	150,000	168,375
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	160,000	174,000
Continental Resources Inc., Senior Notes	5.000%	9/15/22	500,000	520,000
Devon Energy Corp., Senior Notes	2.400%	7/15/16	400,000	411,561
Ecopetrol SA, Senior Notes	4.250%	9/18/18	240,000	253,800
Enterprise Products Operating LLC, Junior Subordinated Notes	8.375%	8/1/66	80,000	88,692	(b)
Enterprise Products Operating LLC, Senior Notes	3.200%	2/1/16	450,000	469,646
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	120,000	132,717	(b)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	400,000	446,000
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	210,000	235,725	(a)
LUKOIL International Finance BV, Senior Notes	7.250%	11/5/19	240,000	278,400	(a)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.250%	6/15/22	500,000	531,250
Petrobras International Finance Co., Senior Notes	3.875%	1/27/16	250,000	258,616
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	780,000	806,472
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	40,000	43,899
Range Resources Corp., Senior Subordinated Notes	6.750%	8/1/20	550,000	598,125
Rosneft Finance SA, Senior Notes	7.875%	3/13/18	200,000	232,000	(a)
Shell International Finance BV, Senior Notes	3.100%	6/28/15	280,000	290,685
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	229,000	268,012

Total Oil, Gas & Consumable Fuels				7,529,159

TOTAL ENERGY				7,889,659

FINANCIALS - 13.1%
Capital Markets - 1.5%
Goldman Sachs Capital III, Preferred Securities	4.000%	2/24/14	950,000	665,000	(b)(c)
Goldman Sachs Group Inc., Senior Notes	6.250%	9/1/17	300,000	343,743
Morgan Stanley, Senior Notes	6.000%	5/13/14	400,000	407,665
UBS AG Stamford CT, Senior Notes	3.875%	1/15/15	400,000	413,648

Total Capital Markets				1,830,056

Commercial Banks - 3.9%
Barclays Bank PLC, Senior Notes	5.000%	9/22/16	200,000	220,330
BBVA US Senior SAU, Senior Notes	3.250%	5/16/14	400,000	403,250
BBVA US Senior SAU, Senior Notes	4.664%	10/9/15	200,000	210,345
Commonwealth Bank of Australia, Senior Notes	1.950%	3/16/15	370,000	376,295
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Junior Subordinated Notes	11.000%	6/30/19	260,000	344,825	(a)(b)(c)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Senior Notes	3.375%	1/19/17	190,000	200,194
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	620,000	706,800	(a)(b)(c)
Danske Bank A/S, Senior Notes	1.294%	4/14/14	300,000	300,587	(a)(b)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	140,000	144,109	(a)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	2/24/14	1,420,000	1,306,400	(b)(c)
Wells Fargo & Co., Senior Notes	3.676%	6/15/16	250,000	266,343
Wells Fargo & Co., Senior Notes	2.100%	5/8/17	460,000	468,957

Total Commercial Banks				4,948,435

Consumer Finance - 4.2%
Ally Financial Inc., Senior Notes	6.750%	12/1/14	307,000	322,350
Ally Financial Inc., Senior Notes	8.000%	3/15/20	280,000	337,050

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

Schedule of investments (unaudited) (cont’d)	December 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Consumer Finance - continued
American Express Co., Senior Notes	2.650%	12/2/22	517,000	$480,545
General Motors Financial Co. Inc., Senior Notes	4.250%	5/15/23	1,000,000	953,750	(a)
GMAC Inc., Senior Notes	2.439%	12/1/14	1,956,000	1,975,715	(b)
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	500,000	575,339
SLM Corp., Notes	0.538%	1/27/14	700,000	699,171	(b)

Total Consumer Finance				5,343,920

Diversified Financial Services - 3.3%
Bank of America Corp., Senior Notes	3.750%	7/12/16	600,000	638,257	(d)
Bank of America Corp., Senior Notes	1.316%	3/22/18	660,000	669,451	(b)(d)
CDP Financial Inc., Senior Notes	3.000%	11/25/14	300,000	307,330	(a)
Citigroup Inc., Senior Notes	5.500%	10/15/14	54,000	56,017
Citigroup Inc., Senior Notes	6.125%	11/21/17	800,000	922,977	(d)
General Electric Capital Corp., Senior Notes	2.950%	5/9/16	550,000	576,163
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	490,000	579,425
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	450,000	406,125	(b)(c)

Total Diversified Financial Services				4,155,745

Thrifts & Mortgage Finance - 0.2%
Santander Holdings USA Inc., Senior Notes	4.625%	4/19/16	240,000	256,065

TOTAL FINANCIALS				16,534,221

HEALTH CARE - 0.5%
Health Care Providers & Services - 0.5%
Humana Inc., Senior Notes	6.450%	6/1/16	300,000	335,415
McKesson Corp., Senior Notes	3.250%	3/1/16	300,000	312,819

TOTAL HEALTH CARE				648,234

INDUSTRIALS - 1.0%
Airlines - 0.2%
Air 2 US, Notes	8.027%	10/1/19	56,337	58,590	(a)
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	148,000	148,647	(a)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	52,761	59,357

Total Airlines				266,594

Commercial Services & Supplies - 0.2%
Waste Management Inc., Senior Notes	2.600%	9/1/16	300,000	309,851

Construction & Engineering - 0.5%
Odebrecht Finance Ltd., Senior Notes	4.375%	4/25/25	700,000	612,500	(a)

Industrial Conglomerates - 0.1%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	80,000	89,000

TOTAL INDUSTRIALS				1,277,945

INFORMATION TECHNOLOGY - 0.1%
IT Services - 0.1%
First Data Corp., Senior Secured Notes	6.750%	11/1/20	100,000	104,500	(a)

MATERIALS - 2.7%
Construction Materials - 0.5%
Cemex SAB de CV, Senior Secured Notes	4.999%	10/15/18	650,000	676,650	(a)(b)

Containers & Packaging - 0.2%
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	7.125%	4/15/19	250,000	267,500

Metals & Mining - 2.0%
ArcelorMittal, Senior Notes	4.250%	2/25/15	350,000	360,500
ArcelorMittal, Senior Notes	4.250%	8/5/15	50,000	51,938
Cliffs Natural Resources Inc., Senior Notes	4.875%	4/1/21	300,000	292,199
Rio Tinto Finance USA Ltd., Senior Notes	2.500%	5/20/16	500,000	515,928

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

Schedule of investments (unaudited) (cont’d)	December 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Metals & Mining - continued
Steel Dynamics Inc., Senior Notes	7.625%	3/15/20	370,000	$402,837
Vale Overseas Ltd., Notes	6.250%	1/23/17	338,000	376,578
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	390,000	391,950	(a)
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	70,000	70,350	(a)

Total Metals & Mining				2,462,280

TOTAL MATERIALS				3,406,430

TELECOMMUNICATION SERVICES - 3.5%
Diversified Telecommunication Services - 2.2%
Axtel SAB de CV, Senior Secured Notes, Step Bond	7.000%	1/31/20	188,000	176,250	(a)
British Telecommunications PLC, Senior Notes	2.000%	6/22/15	280,000	285,027
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	45,000	40,388
Deutsche Telekom International Finance BV, Senior Notes	4.875%	7/8/14	300,000	306,413
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	140,000	153,796
Intelsat Jackson Holdings Ltd., Senior Notes	8.500%	11/1/19	140,000	153,300
Telecom Italia Capital, Senior Notes	5.250%	10/1/15	320,000	336,800
Telefonica Emisiones SAU, Senior Notes	3.992%	2/16/16	230,000	242,167
Verizon Communications Inc., Senior Notes	1.993%	9/14/18	760,000	800,036	(b)
Verizon Communications Inc., Senior Notes	4.600%	4/1/21	300,000	317,381

Total Diversified Telecommunication Services				2,811,558

Wireless Telecommunication Services - 1.3%
Rogers Cable Inc., Senior Secured Second Priority Notes	6.750%	3/15/15	300,000	321,463
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	650,000	615,875
Sprint Corp., Senior Notes	7.875%	9/15/23	620,000	668,050	(a)

Total Wireless Telecommunication Services				1,605,388

TOTAL TELECOMMUNICATION SERVICES				4,416,946

UTILITIES - 1.2%
Electric Utilities - 0.3%
Edison International, Senior Notes	3.750%	9/15/17	300,000	314,672

Independent Power Producers & Energy Traders - 0.6%
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	224,000	245,560	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	459,000	489,982

Total Independent Power Producers & Energy Traders				735,542

Multi-Utilities - 0.3%
Dominion Resources Inc., Senior Notes	1.950%	8/15/16	400,000	406,878

TOTAL UTILITIES				1,457,092

TOTAL CORPORATE BONDS & NOTES (Cost - $41,251,401)				42,758,181

ASSET-BACKED SECURITIES - 30.8%
ABFS Mortgage Loan Trust, 2002-3 M1	5.902%	9/15/33	767,977	601,053
Academic Loan Funding Trust, 2013-1A A	0.965%	12/26/44	730,000	725,467	(a)(b)
Access Group Inc., 2005-B A2	0.468%	7/25/22	196,618	195,591	(b)
ALM Loan Funding, 2013-10A B	2.846%	1/15/25	250,000	240,000	(a)(b)
Ameriquest Mortgage Securities Inc., 2002-AR1 M1	1.237%	9/25/32	179,791	163,776	(b)
Ameriquest Mortgage Securities Inc., 2005-R1 M1	0.615%	3/25/35	556,700	549,993	(b)
Apidos CDO, 2013-16A B	3.039%	1/19/25	400,000	393,000	(a)(b)
Argent Securities Inc., 2003-W3 M1	1.290%	9/25/33	69,946	67,937	(b)
Argent Securities Inc., 2003-W8 M1	1.215%	12/25/33	561,865	541,014	(b)
Argent Securities Inc., 2005-W3 A2D	0.505%	11/25/35	570,339	538,784	(b)
Bear Stearns Asset-Backed Securities Trust, 2001-3 A1	1.065%	10/27/32	32,608	30,960	(b)

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

Schedule of investments (unaudited) (cont’d)	December 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
ASSET-BACKED SECURITIES - continued
Bear Stearns Asset-Backed Securities Trust, 2005-SD3 1A	0.655%	7/25/35	419,271	$417,053	(b)
Bear Stearns Asset-Backed Securities Trust, 2007-SD1 1A2A	6.000%	10/25/36	804,210	650,803
Carlyle Global Market Strategies, 2013-4A C	3.038%	10/15/25	250,000	242,510	(a)(b)
Chase Funding Mortgage Loan Asset-Backed Certificates, 2004-1 1A7	3.985%	11/25/33	416,171	429,571
CIFC Funding Ltd., 2013-2A B1L	3.846%	4/21/25	200,000	192,353	(a)(b)
Citigroup Mortgage Loan Trust Inc., 2005-OPT1 M1	0.795%	2/25/35	244,419	229,032	(b)
Citigroup Mortgage Loan Trust Inc., 2005-OPT4 M2	0.595%	7/25/35	671,709	664,169	(b)
Countrywide Asset-Backed Certificates, 2003-5 AF5	5.774%	2/25/34	631,145	656,085
Countrywide Asset-Backed Certificates, 2004-6 1A1	0.435%	12/25/34	1,096,850	1,008,915	(b)
Countrywide Asset-Backed Certificates, 2004-BC1 M1	0.915%	2/25/34	127,594	121,060	(b)
Countrywide Asset-Backed Certificates, 2007-13 2A1	1.065%	10/25/47	747,391	638,813	(b)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.318%	11/15/36	758,537	641,781	(b)
Credit-Based Asset Servicing and Securitization LLC, 2007-SP1 A4	6.020%	12/25/37	600,000	629,470	(a)
EFS Volunteer No. 3 LLC, 2012-1 A3	1.166%	4/25/33	640,000	629,878	(a)(b)
EMC Mortgage Loan Trust, 2004-C A1	0.716%	3/25/31	123,333	119,618	(a)(b)
Equity One ABS Inc., 2004-1 AF5	5.110%	4/25/34	300,000	292,553
First Franklin Mortgage Loan Asset-Backed Certificates, 2005-FFH4 2A4	0.515%	12/25/35	148,138	145,740	(b)
First Horizon ABS Trust, 2007-HE1 A	0.295%	9/25/29	76,685	71,769	(b)
Flatiron CLO Ltd., 2013-1A B	3.040%	1/17/26	500,000	495,250	(a)(b)(e)
Ford Credit Auto Lease Trust, 2012-B A2	0.540%	11/15/14	229,074	229,128
Greenpoint Home Equity Loan Trust, 2004-4 A	0.727%	8/15/30	298,086	253,044	(b)
Greenpoint Manufactured Housing, 1999-3 1A7	7.270%	6/15/29	206,615	208,710
GSAA Trust, 2006-5 2A3	0.435%	3/25/36	1,371,132	940,330	(b)
GSAMP Trust, 2004-OPT B1	2.565%	11/25/34	80,084	47,525	(b)
GSAMP Trust, 2004-SEA2 M2	1.415%	3/25/34	1,000,000	879,870	(b)
GSRPM Mortgage Loan Trust, 2007-1 A	0.565%	10/25/46	118,231	86,594	(a)(b)
Hertz Vehicle Financing LLC, 2013-1A A1	1.120%	8/25/17	580,000	579,238	(a)
Home Equity Mortgage Trust, 2006-2 2A1	0.325%	7/25/36	506,459	290,146	(b)
IXIS Real Estate Capital Trust, 2005-HE4 A3	0.505%	2/25/36	106,391	103,731	(b)
Lehman XS Trust, (Structured Asset Securities Corp.), 2005-1 2A2	1.665%	7/25/35	893,360	837,305	(b)
Lehman XS Trust, 2005-5N 3A1A	0.465%	11/25/35	308,185	276,191	(b)
Lehman XS Trust, 2006-8 2A4A	0.425%	6/25/36	1,950,782	1,076,949	(b)
Long Beach Mortgage Loan Trust, 2001-3 M1	0.990%	9/25/31	233,026	198,771	(b)
Long Beach Mortgage Loan Trust, 2002-1 2M1	1.290%	5/25/32	322,516	306,756	(b)
Madison Park Funding Ltd., 2013-11A C	3.050%	10/23/25	250,000	247,660	(a)(b)
MASTR Asset-Backed Securities Trust, 2005-AB1 A5A	5.712%	11/25/35	720,000	466,586
MASTR Specialized Loan Trust, 2007-1 A	0.535%	1/25/37	452,477	256,790	(a)(b)
Morgan Stanley Capital Inc., 2003-NC9 M	1.290%	9/25/33	916,391	848,831	(b)
Morgan Stanley Capital Inc., 2004-HE8 A7	1.225%	9/25/34	74,135	69,068	(b)
Morgan Stanley Capital Inc., 2004-HES M2	2.040%	6/25/34	1,348,850	1,164,173	(b)
National Collegiate Student Loan Trust, 2006-1 A3	0.355%	5/25/26	642,122	629,053	(b)
Neuberger Berman CLO Ltd., 2013-15A C	3.102%	10/15/25	400,000	385,512	(a)(b)
New Century Home Equity Loan Trust, 2004-3 M1	1.095%	11/25/34	638,898	591,140	(b)
Nissan Master Owner Trust Receivables, 2013-A A	0.467%	2/15/18	565,000	565,151	(b)
Novastar Home Equity Loan, 2004-1 M3	0.990%	6/25/34	690,000	635,430	(b)
Novastar Home Equity Loan, 2004-4 M3	1.245%	3/25/35	817,387	809,113	(b)
Option One Mortgage Loan Trust, 2005-1 A4	0.965%	2/25/35	146,576	143,486	(b)

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

Schedule of investments (unaudited) (cont’d)	December 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
ASSET-BACKED SECURITIES - continued
Origen Manufactured Housing, 2007-A A2	2.381%	4/15/37	688,552	$577,579	(b)
Palmer Square CLO Ltd., 2013-2A B	3.304%	10/17/25	250,000	244,222	(a)(b)
Park Place Securities Inc., 2004-WHQ2 M2	1.110%	2/25/35	579,279	575,444	(b)
Pennsylvania Higher Education Assistance Agency, 2013-3A A	0.915%	11/25/42	530,000	524,254	(a)(b)
People’s Choice Home Loan Securities Trust, 2004-2 M1	1.065%	10/25/34	189,548	176,843	(b)
RAAC Series, 2006-RP2 A	0.415%	2/25/37	179,984	174,456	(a)(b)
RAAC Series, 2006-RP3 A	0.435%	5/25/36	837,462	731,289	(a)(b)
RAAC Series, 2006-RP4 A	0.455%	1/25/46	404,703	382,507	(a)(b)
RAAC Series, 2007-RP3 M1	0.965%	10/25/46	1,200,000	462,393	(a)(b)
RAAC Series, 2007-RP4 A	0.515%	11/25/46	894,182	704,529	(a)(b)
Renaissance Home Equity Loan Trust, 2003-1 A	1.025%	6/25/33	147,789	140,310	(b)
Renaissance Home Equity Loan Trust, 2003-2 A	1.045%	8/25/33	126,439	119,167	(b)
Renaissance Net Interest Margin Trust, 2007-2 N	8.353%	6/25/37	128,633	1	(a)(f)(g)
Residential Asset Mortgage Products Inc., 2003-RS7 MII1	1.290%	8/25/33	41,842	35,121	(b)
Residential Asset Mortgage Products Inc., 2003-RZ4 A7	4.790%	6/25/33	66,387	68,239
Residential Asset Mortgage Products Inc., 2004-RZ3 MII2	1.815%	9/25/34	335,802	311,575	(b)
Residential Funding Mortgage Securities Trust, 2006-HSA3 A	0.295%	5/25/36	1,167,797	1,015,176	(b)
SACO I Trust, 2005-WM3 A3	0.865%	9/25/35	164,709	155,689	(b)
SACO I Trust, 2006-3 A3	0.625%	4/25/36	319,241	411,790	(b)
SACO I Trust, 2006-4 A1	0.505%	3/25/36	339,439	445,376	(b)
Sail Net Interest Margin Notes, 2004-2A A	5.500%	3/27/34	107,070	1	(a)(f)(g)
Saratoga Investment Corp. CLO Ltd., 2013-1A C	3.144%	10/20/23	250,000	248,681	(a)(b)
Security National Mortgage Loan Trust, 2007-1A 2A	0.515%	4/25/37	1,916,703	1,460,025	(a)(b)
Shackleton CLO Ltd., 2013-4A B1	2.244%	1/13/25	300,000	296,250	(a)(b)(e)
SLM Student Loan Trust, 2003-01 A5C	0.993%	12/15/32	411,019	407,778	(a)(b)
SLM Student Loan Trust, 2003-04 A5A	0.993%	3/15/33	174,200	173,878	(a)(b)
SLM Student Loan Trust, 2003-04 A5E	0.993%	3/15/33	462,479	460,107	(a)(b)
SLM Student Loan Trust, 2004-3 A5	0.408%	7/25/23	138,397	136,610	(b)
SLM Student Loan Trust, 2012-6 A1	0.325%	2/27/17	178,577	178,529	(b)
SLM Student Loan Trust, 2012-E A1	0.917%	10/16/23	298,120	298,406	(a)(b)
Soundview Home Equity Loan Trust, 2005-3 M2	0.945%	6/25/35	157,858	156,257	(b)
Structured Asset Investment Loan Trust, 2004-9 M4	2.115%	10/25/34	117,619	67,619	(b)
Structured Asset Securities Corp., 2003-AL1 A	3.357%	4/25/31	99,383	97,885	(a)
Structured Asset Securities Corp., 2004-6XS A5B	5.550%	3/25/34	495,026	500,436
Structured Asset Securities Corp., 2005-4XS 2A1A	1.918%	3/25/35	487,203	492,285	(b)
Structured Asset Securities Corp., 2005-SC1 1A1	0.435%	5/25/31	647,095	361,318	(a)(b)
Structured Asset Securities Corp., 2005-WF1 A3	0.825%	2/25/35	167,992	163,130	(b)
Structured Asset Securities Corp., 2006-GEL1 A2	0.515%	11/25/35	228,574	225,593	(a)(b)
Structured Asset Securities Corp., 2007-BC3 2A3	0.345%	5/25/47	290,000	184,251	(b)
Whitehorse Ltd., 2013-1A A3L	3.306%	11/24/25	200,000	200,101	(a)(b)

TOTAL ASSET-BACKED SECURITIES (Cost - $37,415,543)				38,815,379

COLLATERALIZED MORTGAGE OBLIGATIONS - 35.5%
Adjustable Rate Mortgage Trust, 2005-11 5A1	0.435%	2/25/36	216,466	174,873	(b)
Banc of America Funding Corp., 2003-1 A1	6.000%	5/20/33	121,365	128,471
Banc of America Funding Corp., 2004-B 6A1	2.420%	12/20/34	538,025	364,360	(b)
Banc of America Funding Corp., 2005-E 8A1	2.393%	6/20/35	579,998	368,433	(b)
Bayview Commercial Asset Trust, 2006-1A B2	1.865%	4/25/36	763,468	378,492	(a)(b)
Bear Stearns Alt-A Trust, 2004-03 A1	0.805%	4/25/34	576,576	570,003	(b)
Bear Stearns Alt-A Trust, 2004-10 1A3	1.165%	9/25/34	98,750	97,789	(b)

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

Schedule of investments (unaudited) (cont’d)	December 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Bear Stearns ARM Trust, 2004-08 11A1	2.652%	11/25/34	410,723	$406,775	(b)
Bear Stearns Asset-Backed Securities Trust, 2005-AC3 1A1	0.665%	7/25/35	652,475	511,294	(b)
Connecticut Avenue Securities Series, 2013-C01 M2	5.415%	10/25/23	300,000	318,339	(b)
Countrywide Alternative Loan Trust, 2004-6CB A	0.455%	5/25/34	716,261	698,267	(b)
Countrywide Alternative Loan Trust, 2005-24 4A1	0.397%	7/20/35	624,612	542,582	(b)
Countrywide Home Loan, Mortgage Pass-Through Trust, 2004-29 2A1	0.495%	2/25/35	61,723	54,855	(b)
Countrywide Home Loans, 2004-20 2A1	2.714%	9/25/34	624,549	500,147	(b)
Countrywide Home Loans, 2004-R1 2A	6.500%	11/25/34	100,967	102,056	(a)
Countrywide Home Loans, 2005-HYB9 3A1A	2.417%	2/20/36	760,975	671,895	(b)
Countrywide Home Loans, 2005-R2 2A1	7.000%	6/25/35	247,519	251,675	(a)
Countrywide Home Loans, 2005-R3 AF	0.565%	9/25/35	413,194	363,252	(a)(b)
Countrywide Home Loans, 2006-R2 AF1	0.585%	7/25/36	202,655	177,578	(a)(b)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-R1 1AF1	0.526%	3/25/35	336,377	295,620	(a)(b)
Deutsche Mortgage Securities Inc., 2004-4 3AR1	2.959%	6/25/34	286,660	271,502	(b)
Downey Savings & Loan Association Mortgage Loan Trust, 2005-AR5 2A1A	0.496%	9/19/45	654,749	513,823	(b)
Downey Savings & Loan Association Mortgage Loan Trust, 2006-AR1 1A1A	1.064%	3/19/46	321,467	244,149	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 2638 DI, IO, PAC	5.000%	5/15/23	543,368	36,630
Federal Home Loan Mortgage Corp. (FHLMC), PAC IO	5.000%	1/15/19	86,613	556
Federal Home Loan Mortgage Corp. (FHLMC), PAC-1 IO	5.000%	3/15/22	244,118	4,110
Federal National Mortgage Association (FNMA), 2013-25 BI, IO	3.000%	3/25/33	15,164,304	2,139,921	(d)
Federal National Mortgage Association (FNMA), 2013-62 AI, IO	3.000%	6/25/33	18,856,518	3,040,087	(d)
Federal National Mortgage Association (FNMA), STRIPS, IO	5.000%	7/1/33	2,001,076	374,637
Federal National Mortgage Association (FNMA), STRIPS, IO, 339 30	5.500%	7/1/18	748,127	59,214	(b)
Government National Mortgage Association (GNMA), 2010-H03 FA	0.714%	3/20/60	173,801	173,674	(b)(d)
Government National Mortgage Association (GNMA), 2010-H10 FC	1.164%	5/20/60	150,080	152,594	(b)(d)
Government National Mortgage Association (GNMA), 2010-H11 FA	1.164%	6/20/60	782,451	797,605	(b)(d)
Government National Mortgage Association (GNMA), 2011-H01 AF	0.619%	11/20/60	1,446,969	1,423,232	(b)(d)
Government National Mortgage Association (GNMA), 2011-H03 FA	0.669%	1/20/61	167,992	167,838	(b)(d)
Government National Mortgage Association (GNMA), 2011-H05 FA	0.669%	12/20/60	329,975	329,675	(b)(d)
Government National Mortgage Association (GNMA), 2011-H05 FB	0.669%	12/20/60	196,140	195,723	(b)(d)
Government National Mortgage Association (GNMA), 2011-H06 FA	0.619%	2/20/61	732,647	726,131	(b)(d)
Government National Mortgage Association (GNMA), 2011-H07 FA	0.669%	2/20/61	478,830	478,396	(b)(d)
Government National Mortgage Association (GNMA), 2011-H08 FD	0.669%	2/20/61	509,968	509,504	(b)(d)
Government National Mortgage Association (GNMA), 2011-H09 AF	0.669%	3/20/61	874,148	873,312	(b)(d)
Government National Mortgage Association (GNMA), 2011-H11 FB	0.669%	4/20/61	173,525	173,355	(b)(d)

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

Schedule of investments (unaudited) (cont’d)	December 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
Government National Mortgage Association (GNMA), 2012-H18 NA	0.689%	8/20/62	813,060	$812,708	(b)(d)
Government National Mortgage Association (GNMA), 2012-H23 SA	0.699%	10/20/62	670,862	668,246	(b)(d)(e)
Government National Mortgage Association (GNMA), 2012-H23 WA	0.689%	10/20/62	861,028	860,814	(b)(d)
Granite Mortgages PLC, 2003-2 1A3	0.742%	7/20/43	39,538	39,323	(a)(b)
Granite Mortgages PLC, 2004-1 2A1	0.565%	3/20/44	68,754	68,214	(b)
Granite Mortgages PLC, 2004-3 2A1	0.525%	9/20/44	25,285	25,081	(b)
GSMPS Mortgage Loan Trust, 2005-LT1 A1	0.625%	2/25/35	130,858	113,029	(a)(b)(e)
GSMPS Mortgage Loan Trust, 2005-RP2 1AF	0.515%	3/25/35	813,913	696,050	(a)(b)
GSMPS Mortgage Loan Trust, 2005-RP3 1AF	0.515%	9/25/35	184,892	154,809	(a)(b)
GSMPS Mortgage Loan Trust, 2006-RP2 1AF1	0.565%	4/25/36	394,944	333,525	(a)(b)
HarborView Mortgage Loan Trust, 2004-10 4A	2.566%	1/19/35	338,048	337,090	(b)
HarborView Mortgage Loan Trust, 2004-11 3A1A	0.516%	1/19/35	202,703	148,326	(b)
HarborView Mortgage Loan Trust, 2005-14 3A1A	6.584%	12/19/35	187,028	165,202	(b)
IMPAC Secured Assets Corp., 2005-2 A1	0.485%	3/25/36	1,855,920	1,273,087	(b)
Indymac Index Mortgage Loan Trust, 2004-AR07 A2	1.025%	9/25/34	239,034	202,466	(b)
Indymac Index Mortgage Loan Trust, 2004-AR08 2A2A	0.965%	11/25/34	67,915	60,680	(b)
Indymac Index Mortgage Loan Trust, 2004-AR12 A1	0.945%	12/25/34	265,845	219,340	(b)
Indymac Index Mortgage Loan Trust, 2005-AR21 4A1	2.626%	10/25/35	486,673	414,764	(b)
JPMorgan Mortgage Trust, 2005-A3 3A4	2.288%	6/25/35	365,600	364,165	(b)
Luminent Mortgage Trust, 2006-2 A1A	0.365%	2/25/46	809,135	575,323	(b)
MASTR ARM Trust, 2003-6 2A1	2.183%	12/25/33	137,102	135,142	(b)
MASTR ARM Trust, 2004-7 6M1	0.815%	8/25/34	363,009	340,886	(b)
MASTR Asset Securitization Trust, 2003-11 6A16	5.250%	12/25/33	135,664	138,788
MASTR Reperforming Loan Trust, 2005-2 1A1F	0.515%	5/25/35	1,216,613	1,033,670	(a)(b)
MASTR Reperforming Loan Trust, 2006-2 1A1	4.875%	5/25/36	442,688	424,894	(a)(b)
MASTR Reperforming Loan Trust, 2006-2 2A1	2.982%	5/25/36	161,047	143,893	(a)(b)
Morgan Stanley Mortgage Loan Trust, 2006-3AR 1A3	0.425%	3/25/36	312,316	232,101	(b)
Morgan Stanley Mortgage Loan Trust, 2006-6AR 2A	2.812%	5/25/36	860,293	672,328	(b)
Mortgage IT Trust, 2005-3 A1	0.465%	8/25/35	577,617	538,472	(b)
Residential Accredit Loans Inc., 2004-QA2 A2	0.605%	6/25/34	475,415	462,669	(b)
Residential Accredit Loans Inc., 2005-QO4 2A1	0.445%	12/25/45	385,097	267,952	(b)
Residential Asset Mortgage Products Inc., 2003-SL1 M1	7.368%	4/25/31	697,964	688,922	(b)
Structured Agency Credit Risk Debt Notes, 2013-DN1 M2	7.315%	7/25/23	420,000	494,165	(b)
Structured ARM Loan Trust, 2004-09XS A	0.535%	7/25/34	747,889	696,428	(b)
Structured ARM Loan Trust, 2004-20 1A1	2.490%	1/25/35	162,990	140,544	(b)
Structured Asset Mortgage Investments Inc., 2004-AR3 1A1	0.766%	7/19/34	480,804	455,130	(b)
Structured Asset Mortgage Investments Inc., 2006-AR2 A1, IO	0.395%	2/25/36	785,638	612,771	(b)
Structured Asset Mortgage Investments Inc., 2006-AR3 11A1	0.375%	4/25/36	336,824	243,040	(b)
Structured Asset Securities Corp., 1998-02 M1	1.265%	2/25/28	33,055	33,405	(b)
Structured Asset Securities Corp., 1998-03 M1	1.165%	3/25/28	73,973	71,915	(b)
Structured Asset Securities Corp., 1998-08 M1	1.105%	8/25/28	187,758	185,576	(b)
Structured Asset Securities Corp., 2005-RF1 A	0.515%	3/25/35	237,858	201,531	(a)(b)
Structured Asset Securities Corp., 2005-RF2 A	0.515%	4/25/35	254,075	217,230	(a)(b)
Structured Asset Securities Corp., 2005-RF3 1A	0.515%	6/25/35	234,681	190,953	(a)(b)
Structured Asset Securities Corp., 2005-RF3 2A	3.431%	6/25/35	3,586,421	3,219,128	(a)(b)

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

Schedule of investments (unaudited) (cont’d)	December 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
WaMu Mortgage Pass-Through Certificates, 2003-AR11 A6	2.446%	10/25/33	296,595		$299,019	(b)
WaMu Mortgage Pass-Through Certificates, 2004-AR14 A1	2.406%	1/25/35	172,677		172,157	(b)
WaMu Mortgage Pass-Through Certificates, 2005-AR13 A1C3	0.655%	10/25/45	288,326		251,795	(b)
WaMu Mortgage Pass-Through Certificates, 2007-HY3 1A1	2.283%	3/25/37	162,293		130,787	(b)
WaMu Mortgage Pass-Through Certificates, 2007-OA6 1A	0.955%	7/25/47	1,153,900		1,003,856	(b)
WaMu Mortgage Pass-Through Certificates, 2007-OA6 2A	2.213%	7/25/47	509,648		369,425	(b)
Washington Mutual Inc., 2004-AR12 A2A	0.578%	10/25/44	188,630		176,296	(b)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2003-AR8	0.525%	10/25/45	676,066		617,747	(b)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2004-AR11	2.435%	10/25/34	226,519		223,047	(b)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2004-AR13 A1A	0.548%	11/25/34	509,079		494,577	(b)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-AR01 A1A	0.485%	1/25/45	33,527		32,364	(b)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-AR01 A2A3	0.565%	1/25/45	150,511		144,627	(b)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR08 1A3	2.402%	8/25/46	281,489		245,062	(b)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR11 1A	1.104%	9/25/46	456,734		392,644	(b)
Washington Mutual Inc. Pass-Through Certificates, 2003-AR10 A7	2.427%	10/25/33	131,430		134,017	(b)
Washington Mutual Inc. Pass-Through Certificates, 2005-AR08 2AB3	0.525%	7/25/45	440,362		411,288	(b)
Washington Mutual Inc. Pass-Through Certificates, 2006-AR02 A1A	1.079%	4/25/46	262,088		202,815	(b)
Wells Fargo Mortgage Backed Securities Trust, 2004-DD 1A1	2.615%	1/25/35	534,797		533,240	(b)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $44,292,266)					44,870,962

CONVERTIBLE BONDS & NOTES - 0.0%
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Axtel SAB de CV, Senior Secured Notes, Step Bond (Cost - $32,734)	7.000%	1/31/20	214,800	MXN	23,279	(a)

MORTGAGE-BACKED SECURITIES - 2.3%
GNMA - 2.3%
Government National Mortgage Association (GNMA)	6.500%	8/15/34	293,670		333,789	(d)
Government National Mortgage Association (GNMA) II	1.201%	8/20/58	165,311		167,127	(b)(d)
Government National Mortgage Association (GNMA) II	1.540%	10/20/59-1/20/60	945,191		966,322	(b)(d)
Government National Mortgage Association (GNMA) II	3.140%	10/20/59	67,089		70,290	(b)(d)
Government National Mortgage Association (GNMA) II	1.510%	12/20/59	763,915		779,638	(b)(d)
Government National Mortgage Association (GNMA) II	1.514%	12/20/59	221,234		225,503	(b)(d)
Government National Mortgage Association (GNMA) II	1.364%	7/20/60	181,905		184,782	(b)(d)

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

Schedule of investments (unaudited) (cont’d)	December 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
MORTGAGE-BACKED SECURITIES - continued
Government National Mortgage Association (GNMA) II	1.378%	7/20/60	182,677	$185,224	(b)(d)

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $2,912,754)				2,912,675

MUNICIPAL BONDS - 0.3%
North Carolina - 0.3%
North Carolina State Education Assistance Authority Revenue, Student Loan Backed Notes (Cost - $377,445)	1.166%	10/25/41	400,000	391,084	(b)

SENIOR LOANS - 4.8%
CONSUMER DISCRETIONARY - 1.9%
Hotels, Restaurants & Leisure - 0.4%
Caesars Entertainment Operating Co., Extended Term Loan B6	5.488%	1/26/18	220,806	211,266	(h)
Dunkin Brands Inc., Term Loan B3	3.750%	2/14/20	299,182	300,651	(h)

Total Hotels, Restaurants & Leisure				511,917

Media - 1.3%
Charter Communications Operating LLC, Term Loan F	3.000%	1/4/21	299,248	297,078	(h)
CSC Holdings Inc., New Term Loan B	2.669%	4/17/20	249,373	247,303	(h)
Univision Communications Inc., Converted Extended Term Loan	4.500%	3/2/20	793,458	798,984	(h)
Virgin Media Investment Holdings Ltd., USD Term Loan B	0.000%	6/8/20	250,000	250,833	(i)

Total Media				1,594,198

Specialty Retail - 0.2%
Michaels Stores Inc., New Term Loan	3.750%	1/28/20	249,373	250,717	(h)

TOTAL CONSUMER DISCRETIONARY				2,356,832

CONSUMER STAPLES - 1.3%
Food Products - 1.0%
Del Monte Foods Co., Term Loan	4.000%	3/8/18	929,796	933,529	(h)
H.J. Heinz Co., Term Loan B2	3.500%	6/5/20	299,248	301,916	(h)

Total Food Products				1,235,445

Household Products - 0.3%
Visant Corp., Term Loan B	5.250%	12/22/16	459,604	454,577	(h)

TOTAL CONSUMER STAPLES				1,690,022

HEALTH CARE - 0.2%
Health Care Providers & Services - 0.2%
Envision Healthcare Corp., Term Loan	4.000%	5/25/18	240,514	241,630	(h)

INDUSTRIALS - 0.2%
Airlines - 0.2%
American Airlines Inc., Exit Term Loan	3.750%	6/27/19	299,248	302,241	(h)

INFORMATION TECHNOLOGY - 0.2%
IT Services - 0.2%
First Data Corp., Extended 2018 Term Loan B	4.164%	3/23/18	301,701	302,436	(h)

TELECOMMUNICATION SERVICES - 0.8%
Diversified Telecommunication Services - 0.8%
Intelsat Jackson Holdings SA, Term Loan B1	3.750%	4/2/18	711,984	715,820	(h)
Windstream Corp., Term Loan B4	3.500%	1/23/20	249,370	250,148	(h)

TOTAL TELECOMMUNICATION SERVICES				965,968

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

Schedule of investments (unaudited) (cont’d)	December 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
UTILITIES - 0.2%
Electric Utilities - 0.2%
Equipower Resources Holdings LLC, First Lien Term Loan	4.250%	12/21/18	249,027		$250,505	(h)

TOTAL SENIOR LOANS (Cost - $5,910,749)					6,109,634

SOVEREIGN BONDS - 4.2%
Brazil - 2.5%
Banco Nacional de Desenvolvimento Economico e Social, Senior Notes	3.375%	9/26/16	420,000		425,250	(a)
Federative Republic of Brazil, Notes	10.000%	1/1/14	421,000	BRL	178,447
Federative Republic of Brazil, Notes	10.000%	1/1/17	5,985,000	BRL	2,404,449
Federative Republic of Brazil, Notes	10.000%	1/1/21	521,000	BRL	192,504

Total Brazil					3,200,650

Mexico - 0.7%
United Mexican States, Bonds	6.500%	6/9/22	7,270,000	MXN	564,280
United Mexican States, Medium-Term Notes	6.750%	9/27/34	265,000		314,025

Total Mexico					878,305

Russia - 0.4%
Russian Foreign Bond - Eurobond, Senior Bonds	12.750%	6/24/28	254,000		431,165	(a)

Venezuela - 0.6%
Bolivarian Republic of Venezuela, Senior Bonds	5.750%	2/26/16	912,000		777,024	(a)

TOTAL SOVEREIGN BONDS (Cost - $6,338,381)					5,287,144

			SHARES
COMMON STOCKS - 0.1%
INDUSTRIALS - 0.1%
Building Products - 0.0%
Nortek Inc.			22		1,641	*

Marine - 0.1%
DeepOcean Group Holding AS			3,101		102,195	(e)(g)

TOTAL COMMON STOCKS (Cost - $73,834)					103,836

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $138,605,107)					141,272,174

			FACE AMOUNT†
SHORT-TERM INVESTMENTS - 0.5%
Repurchase Agreements - 0.5%
State Street Bank & Trust Co. repurchase agreement dated 12/31/13; Proceeds at maturity - $650,000; (Fully collateralized by U.S. government agency obligations, 2.000% due 1/30/23; Market value - $667,254) (Cost - $650,000)	0.000%	1/2/14	650,000		650,000

TOTAL INVESTMENTS - 112.4% (Cost - $139,255,107#)					141,922,174
Liabilities in Excess of Other Assets - (12.4)%					(15,706,741)

TOTAL NET ASSETS - 100.0%					$126,215,433

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	Security has no maturity date. The date shown represents the next call date.

(d)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.

(e)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

Schedule of Investments (unaudited) (cont’d)	December 31, 2013

(f)	The coupon payment on these securities is currently in default as of December 31, 2013.

(g)	Illiquid security.

(h)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(i)	All or a portion of this loan is unfunded as of December 31, 2013. The interest rate for fully unfunded term loans is to be determined.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
BRL	— Brazilian Real
CDO	— Collateralized Debt Obligation
CLO	— Collateral Loan Obligation
IO	— Interest Only
MXN	— Mexican Peso
PAC	— Planned Amortization Class
STRIPS	— Separate Trading of Registered Interest and Principal Securities

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
Eurodollar Mid Curve 2-Year Futures, Put (Cost - $ 29,007)	6/13/14	$98.38	44	$37,125

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Variable Rate Strategic Fund Inc. (the “Fund”) was incorporated in Maryland on August 3, 2004 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million of $0.001 par value common stock. The Fund’s primary investment objective is to maintain a high level of current income.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$42,758,181	—	$42,758,181
Asset-backed securities	—	38,023,879	$791,500	38,815,379
Collateralized mortgage obligations	—	44,202,716	668,246	44,870,962
Convertible bonds & notes	—	23,279	—	23,279
Mortgage-backed securities	—	2,912,675	—	2,912,675
Municipal bonds	—	391,084	—	391,084
Senior loans	—	6,109,634	—	6,109,634
Sovereign bonds	—	5,287,144	—	5,287,144
Common stocks:
Industrials	$1,641	—	102,195	103,836

Total long-term investments	$1,641	$139,708,592	$1,561,941	$141,272,174

Short-term investments†	—	650,000	—	650,000

Total investments	$1,641	$140,358,592	$1,561,941	$141,922,174

Other financial instruments:
Futures contracts	$10,559	—	—	$10,559
Forward foreign currency contracts	—	$139,451	—	139,451
OTC interest rate swaps‡	—	556,312	—	556,312
OTC credit default swaps on corporate issues - buy protection‡	—	4,105	—	4,105
Centrally cleared interest rate swaps	—	95,178	—	95,178

Total other financial instruments	$10,559	$795,046	—	$805,605

Total	$12,200	$141,153,638	$1,561,941	$142,727,779

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Written options	$37,125	—	—	$37,125
Forward foreign currency contracts	—	$1,377	—	1,377
OTC interest rate swaps‡	—	11,932	—	11,932
OTC credit default swaps on corporate issues - buy protection‡	—	3,721	—	3,721

Total	$37,125	$17,030	—	$54,155

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

Notes to Schedule of Investments (unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

				COMMON STOCKS
INVESTMENTS IN SECURITIES	ASSET- BACKED SECURITIES		COLLATERALIZED MORTGAGE OBLIGATIONS	INDUSTRIALS	TOTAL
Balance as of September 30, 2013	—		$699,136	$95,165	$794,301
Accrued premiums/discounts	$43		—	—	43
Realized gain (loss)	—		—	—	—
Change in unrealized appreciation (depreciation)(1)	(43)		(1,776)	7,030	5,211
Purchases	791,500		—	—	791,500
Sales	—		(29,114)	—	(29,114)
Transfers into Level 3	—		—	—	—
Transfers out of Level 3	—		—	—	—

Balance as of December 31, 2013	$791,500		$668,246	$102,195	$1,561,941

Net change in unrealized appreciation (depreciation) for investments in securitiesstill held at December 31, 2013(1)	$(43	) $	(1,776)	$7,030	$5,211

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

(1)	Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Notes to Schedule of Investments (unaudited) (continued)

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction . A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of December 31, 2013, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended December 31, 2013, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Notes to Schedule of Investments (unaudited) (continued)

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(g) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(h) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write swaptions to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts

Notes to Schedule of Investments (unaudited) (continued)

written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

(i) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(j) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(k) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(l) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At December 31, 2013, the Fund had sufficient cash and/or securities to cover these commitments.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to

Notes to Schedule of Investments (unaudited) (continued)

each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, to cover the obligations of the Fund under derivative contracts, are noted in the Schedule of Investments.

As of December 31, 2013, the Fund held written options, forward foreign currency contracts, OTC credit default swaps and OTC interest rate swaps with credit related contingent features which had a liability position of $54,155. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(n) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(o) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(p) Other risks. Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed, amongst other factors. These securities are generally more volatile in nature, and the risk of loss of principal may be greater.

(q) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At December 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$9,254,376
Gross unrealized depreciation	(6,587,309)

Net unrealized appreciation	$2,667,067

Notes to Schedule of Investments (unaudited) (continued)

Transactions in reverse repurchase agreements for the Fund during the period ended December 31, 2013 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$12,809,713	0.48%	$16,618,751

*	Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.25% to 0.92% during the period ended December 31, 2013. Interest expense incurred on reverse repurchase agreements totaled $15,501.

At December 31, 2013, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date	Face Amount of Reverse Repurchase Agreements
Barclays	0.65%	11/27/2013	2/27/2014	$1,113,421
Barclays	0.65%	12/10/2013	3/10/2014	835,078
Deutsche Bank	0.92%	12/16/2013	1/16/2014	3,908,068
Deutsche Bank	0.34%	12/16/2013	1/16/2014	10,716,866

				$16,573,433

On December 31, 2013, the total market value of underlying collateral (refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements) for open reverse repurchase agreements was $18,605,490.

At December 31, 2013, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain
Contracts to Sell:
U.S. Treasury 5-Year Notes	1	3/14	$120,825	$119,313	$1,512
U.S. Treasury 10-Year Notes	5	3/14	624,281	615,234	9,047

Net unrealized gain on open futures contracts					$10,559

At December 31, 2013, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Brazilian Real	Citibank N.A.	1,108,956	$468,620	1/15/14	$(1,377)
Contracts to Sell:
Brazilian Real	Citibank N.A.	722,098	305,142	1/15/14	19,178
Brazilian Real	Citibank N.A.	5,842,244	2,468,800	1/15/14	120,273

					139,451

Net unrealized gain on open forward foreign currency contracts					$138,074

Notes to Schedule of Investments (unaudited) (continued)

During the period ended December 31, 2013, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of September 30, 2013	—	—
Options written	44	$29,007
Options closed	—	—
Options exercised	—	—
Options expired	—	—

Written options, outstanding as of December 31, 2013	44	$29,007

At December 31, 2013, the Fund had the following open swap contract:

OTC INTEREST RATE SWAPS
Swap Counterparty	Notional Amount	Termination Date	Payments Made by the Fund†		Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Barclays Capital Inc.	$5,000,000	9/6/14	0.633	% Semi-Annually	3-Month LIBOR	—	$(11,932)
Barclays Capital Inc.	2,500,000	9/7/22	1.670	% Semi-Annually	3-Month LIBOR	—	239,708
Credit Suisse First Boston Inc.	5,000,000	5/10/22	1.985	% Semi-Annually	3-Month LIBOR	—	316,604
Total	$12,500,000					—	$544,380

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES—BUY PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT DECEMBER 31, 2013[3]	PERIODIC PAYMENTS MADE BY THE FUND†		MARKET VALUE[4]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	$90,000	3/20/15	2.19%	5.000	% quarterly	$(3,044)	$212	$(3,256)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	20,000	3/20/15	2.19%	5.000	% quarterly	(677)	66	(743)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	120,000	3/20/20	5.66%	5.000	% quarterly	3,789	1,963	1,826
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	10,000	3/20/20	5.66%	5.000	% quarterly	316	198	118

Total	$240,000					$384	$2,439	$(2,055)

CENTRALLY CLEARED INTEREST RATE SWAPS
Swap Counterparty	Notional Amount	Termination Date	Payments Made by the Fund†		Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation
Credit Suisse First Boston Inc.	$5,000,000	9/23/20	2.289	% semi-annually	3-Month LIBOR	—	$37,207
Credit Suisse First Boston Inc.	10,000,000	10/18/18	1.580	% Semi-Annually	3-Month LIBOR	—	57,971

Total	$15,000,000						$95,178

Notes to Schedule of Investments (unaudited) (continued)

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

† Percentage shown is an annual percentage rate.

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at December 31, 2013.

	Futures Contracts		Forward Foreign Currency Contracts		Centrally Cleared Swap Contracts
Primary Underlying Risk	Written Options, at value	Unrealized Appreciation	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Swap Contracts, at value	Total
Interest Rate Risk	$(37,125)	$10,559	—	—	$95,178	$544,380	$612,992

Foreign Exchange Risk	—	—	$139,451	$(1,377)	—	—	138,074

Credit Risk	—	—	—	—	—	384	384

Total	$(37,125)	$10,559	$139,451	$(1,377)	$95,178	$544,764	$751,450

During the period ended December 31, 2013, the volume of derivative activity for the Fund was as follows:

Average market value
Written options	$9,281
Futures contracts (to sell)	1,796,832
Forward foreign currency contracts (to buy)	234,710
Forward foreign currency contracts (to sell)	2,110,047

Average notional balance
Interest rate swap contracts	$27,500,000
Credit default swap contracts (to buy protection)	240,000

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Variable Rate Strategic Fund Inc.

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	February 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	February 25, 2014

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	February 25, 2014